Exhibit 99.2
Sterling Financial Corporation
CONSOLIDATED BALANCE SHEETS

	Sept 30,	June 30,	Sept 30,
(in thousands, except per share amounts, unaudited)	2007	2007	2006
ASSETS:
Cash and cash equivalents	$168,356	$192,401	$144,975
Investments and mortgage-backed securities (“MBS”) available for sale	1,788,911	1,697,424	1,864,923
Investments held to maturity	115,518	108,430	83,681
Loans receivable, net	8,747,430	8,507,423	6,245,470
Loans held for sale	54,460	84,613	119,406
Real estate owned, net	3,427	4,012	4,369
Office properties and equipment, net	94,939	96,361	79,150
Bank owned life insurance (“BOLI”)	149,136	147,354	112,383
Goodwill, net	453,294	456,315	144,861
Other intangible assets, net	32,852	34,078	16,634
Prepaid expenses and other assets, net	138,592	135,236	101,823

Total assets	$11,746,915	$11,463,647	$8,917,675

LIABILITIES:
Deposits	$7,766,392	$7,620,362	$5,953,767
Advances from Federal Home Loan Bank	1,462,132	1,594,844	1,373,513
Repurchase agreements and fed funds	941,143	744,903	623,612
Other borrowings	273,467	250,074	237,222
Accrued expenses and other liabilities	145,063	131,293	120,840

Total liabilities	10,588,197	10,341,476	8,308,954

SHAREHOLDERS’ EQUITY:
Common stock	51,422	51,330	37,024
Additional paid-in capital	891,518	889,890	441,547
Accumulated comprehensive loss:
Unrealized loss on investments and MBS (1)	(32,067)	(44,974)	(35,249)
Retained earnings	247,845	225,925	165,399

Total shareholders’ equity	1,158,718	1,122,171	608,721

Total liabilities and shareholders’ equity	$11,746,915	$11,463,647	$8,917,675

Book value per share	$22.53	$21.86	$16.44
Tangible book value per share (2)	$13.08	$12.31	$12.08
Shares outstanding at end of period	51,422,336	51,329,826	37,024,265
Shareholders’ equity to total assets	9.86%	9.79%	6.83%
Tangible shareholders’ equity to tangible assets (3)	5.97%	5.76%	5.11%

(1)	Net of deferred income taxes.

(2)	Amount represents shareholders’ equity less net goodwill and other intangible assets divided by total shares outstanding.

(3)	Amount represents shareholders’ equity less net goodwill and other intangible assets divided by assets less net goodwill and other intangible assets.

Sterling Financial Corporation
CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Nine Months Ended
	Sept 30,	June 30,	Sept 30,	Sept 30,	Sept 30,
(in thousands, except per share amounts, unaudited)	2007	2007	2006	2007	2006
INTEREST INCOME:
Loans	$179,132	$172,825	$125,554	$504,720	$321,021
Mortgage-backed securities	18,882	19,356	21,626	58,706	67,444
Investments and cash	1,904	1,880	1,028	5,455	2,642

Total interest income	199,918	194,061	148,208	568,881	391,107

INTEREST EXPENSE:
Deposits	71,489	70,666	51,653	205,875	127,372
Borrowings	34,765	34,355	26,522	99,686	73,697

Total interest expense	106,254	105,021	78,175	305,561	201,069

Net interest income	93,664	89,040	70,033	263,320	190,038
Provision for losses on loans	(3,888)	(3,975)	(4,698)	(12,088)	(13,998)

Net interest income after provision	89,776	85,065	65,335	251,232	176,040

NONINTEREST INCOME:
Fees and service charges	14,966	13,694	11,526	40,852	31,220
Mortgage banking operations	7,314	9,807	5,572	25,979	10,568
Loan servicing fees	366	410	473	1,459	1,224
Real estate owned operations	223	(93)	(138)	85	247
BOLI	1,553	1,717	1,225	4,817	3,611
Other	(215)	(757)	(207)	(759)	(372)

Total noninterest income	24,207	24,778	18,451	72,433	46,498

NONINTEREST EXPENSES:
Employee compensation and benefits	41,114	39,162	31,479	118,348	82,278
Occupancy and equipment	10,767	11,681	8,755	32,915	23,046
Amortization of core deposit intangibles	1,225	1,226	586	3,492	1,697
Other	20,998	17,822	14,482	54,909	39,510

Total noninterest expenses	74,104	69,891	55,302	209,664	146,531

Income before income taxes	39,879	39,952	28,484	114,001	76,007
Income tax provision	(13,349)	(12,971)	(9,145)	(37,569)	(24,321)

Net Income	$26,530	$26,981	$19,339	$76,432	$51,686

Earnings per share — basic	$0.52	$0.53	$0.52	$1.55	$1.45
Earnings per share — diluted	$0.51	$0.52	$0.52	$1.54	$1.44

Core earnings (1)	$26,695	$27,699	$19,587	$78,076	$51,934
Core earnings per share — basic (1)	$0.52	$0.54	$0.53	$1.59	$1.46
Core earnings per share — diluted (1)	$0.52	$0.54	$0.53	$1.57	$1.44

Weighted average shares outstanding — basic	51,279,114	51,189,438	36,891,986	49,257,951	35,645,887
Weighted average shares outstanding — diluted	51,660,186	51,699,098	37,273,560	49,768,308	35,992,764

(1)	See Exhibit A.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA

	Three Months Ended			Nine Months Ended
	Sept 30,	June 30,	Sept 30,	Sept 30,	Sept 30,
(in thousands, unaudited)	2007	2007	2006	2007	2006
LOAN ORIGINATIONS:
Residential real estate	$369,216	$454,921	$328,436	$1,168,755	$477,657
Multifamily real estate	13,240	4,650	2,750	17,890	4,215
Commercial real estate	67,131	1,200	35,738	79,541	106,241
Construction	579,287	735,552	588,466	1,849,659	1,614,581
Consumer — direct	90,440	113,321	79,063	267,329	261,571
Consumer — indirect	63,001	57,013	56,660	184,926	127,347
Commercial banking	198,317	339,077	312,240	796,596	924,350

Total loan origination volume	$1,380,632	$1,705,734	$1,403,353	$4,364,696	$3,515,962

PERFORMANCE RATIOS:
Return on average assets	0.91%	0.94%	0.89%	0.93%	0.85%
Return on average assets, core (1)	0.91%	0.97%	0.90%	0.95%	0.85%
Return on average shareholders’ equity	9.3%	9.6%	13.4%	9.7%	12.9%
Return on average shareholders’ equity, core (1)	9.3%	9.9%	13.5%	9.9%	13.0%
Return on average tangible equity (2)	16.2%	16.9%	18.1%	16.6%	17.3%
Operating efficiency	62.9%	61.4%	62.5%	62.4%	61.9%
Operating efficiency, core (1)	62.7%	60.4%	62.1%	61.6%	61.7%
Non interest expense to average assets (annualized)	2.54%	2.45%	2.54%	2.54%	2.41%
Average assets	$11,596,478	$11,463,375	$8,642,452	$11,039,992	$8,130,378
Average shareholders’ equity	$1,135,886	$1,127,110	$573,785	$1,055,522	$535,922

Average tangible equity (2)	$647,919	$638,591	$423,939	$614,237	$399,412

REGULATORY CAPITAL RATIOS:
Sterling Financial Corporation:
Tier 1 leverage (to average assets)	9.1%	8.3%	8.1%	9.1%	8.1%
Tier 1 (to risk-weighted assets)	10.2%	9.7%	9.9%	10.2%	9.9%
Total (to risk-weighted assets)	11.3%	10.8%	10.9%	11.3%	10.9%
Sterling Savings Bank:
Tier 1 leverage (to average assets)	8.6%	8.5%	8.1%	8.6%	8.1%
Tier 1 (to risk-weighted assets)	9.8%	9.8%	9.7%	9.8%	9.7%
Total (to risk-weighted assets)	11.0%	10.9%	10.7%	11.0%	10.7%

OTHER:
Sales of financial products	$106,384	$28,798	$36,183	$176,878	$110,979
FTE employees at end of period (whole numbers)	2,566	2,612	2,100	2,566	2,100

(1)	See Exhibit A.

(2)	Average tangible equity is average shareholders’ equity less average net goodwill and other intangible assets.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA

	Sept 30,	June 30,	Sept 30,
(in thousands, unaudited)	2007	2007	2006
LOANS BY COLLATERAL TYPE:
Residential real estate	$673,058	$652,967	$488,130
Multifamily real estate	377,204	377,929	284,989
Commercial real estate	1,217,458	1,214,762	832,839
Construction	2,877,253	2,731,024	1,985,414
Consumer — direct	777,764	765,217	696,775
Consumer — indirect	358,854	337,491	229,740
Commercial banking	2,586,233	2,545,752	1,807,669
Deferred loan fees, net	(18,352)	(18,085)	(13,581)
Allowance for losses on loans	(102,042)	(99,634)	(66,505)

Net loans receivable	$8,747,430	$8,507,423	$6,245,470

ALLOWANCE FOR LOSSES ON LOANS AND UNFUNDED COMMITMENTS:
Allowance — loans, beginning of quarter	$99,634	$93,837	$58,971
Acquired	0	2,494	4,552
Provision	3,638	3,975	4,698
Charge offs, net of recoveries	(1,230)	(671)	(592)
Transfers	0	(1)	(1,124)

Allowance — loans, end of quarter	102,042	99,634	66,505

Allowance — unfunded commitments, beginning of quarter	6,047	6,046	3,834
Acquired	0	0	0
Provision	257	0	0

Transfers	0	1	1,124

Allowance — unfunded commitments, end of quarter	6,304	6,047	4,958
Total credit allowance	$108,346	$105,681	$71,463

Net charge-offs to average net loans (annualized)	0.06%	0.03%	0.04%
Net charge-offs to average net loans (ytd)	0.03%	0.02%	0.05%
Loan loss allowance to total loans	1.15%	1.16%	1.05%
Total credit allowance to total loans	1.22%	1.23%	1.13%
Loan loss allowance to nonperforming loans (excluding loans classified as loss)	195.3%	411.9%	472.2%
Total allowance to nonperforming loans	207.9%	437.7%	507.9%
Nonperforming loans to net loans	0.62%	0.31%	0.24%

NONPERFORMING ASSETS:
Past 90 days due	$0	$803	$10,945
Nonaccrual loans	54,268	25,618	3,044
Restructured loans	0	0	793

Total nonperforming loans	54,268	26,421	14,782
REO	3,427	4,012	4,369

Total nonperforming assets (NPA)	$57,695	$30,433	$19,151

NPA to total assets	0.49%	0.27%	0.21%
Loan delinquency ratio (60 days and over)	0.53%	0.33%	0.25%
Classified assets	$215,582	$95,041	$45,979
Classified assets/total assets	1.84%	0.83%	0.52%

DEPOSITS DETAIL:
Interest-bearing transaction accounts	$465,835	$490,695	$407,383
Noninterest-bearing transaction accounts	913,932	918,393	724,454
Savings and money market demand accounts	2,136,253	2,132,732	1,612,207
Time deposits	4,250,372	4,078,542	3,209,723

Total deposits	$7,766,392	$7,620,362	$5,953,767

Number of transaction accounts (whole numbers):
Interest-bearing transaction accounts	47,865	48,558	41,812
Noninterest-bearing transaction accounts	147,768	144,878	118,309

Total transaction accounts	195,633	193,436	160,121

Sterling Financial Corporation
AVERAGE BALANCE, YIELDS AND RATES PAID

	Three Months Ended
	September 30, 2007			June 30, 2007			September 30, 2006
	Average		Average	Average		Average	Average		Average
(in thousands, unaudited)	Balance	Amount	Rate	Balance	Amount	Rate	Balance	Amount	Rate
ASSETS:
Loans:
Mortgage	$5,133,534	$105,455	8.15%	$4,959,970	$99,925	8.08%	$3,555,542	$73,659	8.22%
Commercial and consumer	3,708,768	73,811	7.90%	3,692,248	73,028	7.93%	2,665,550	51,986	7.74%

Total loans	8,842,302	179,266	8.04%	8,652,218	172,953	8.02%	6,221,092	125,645	8.01%
MBS	1,584,178	18,882	4.73%	1,634,759	19,356	4.75%	1,825,084	21,626	4.70%
Investments and cash	271,197	2,613	3.82%	267,455	2,485	3.73%	340,954	1,482	1.72%

Total interest-earning assets	10,697,677	200,761	7.45%	10,554,432	194,794	7.40%	8,387,130	148,753	7.04%

Noninterest-earning assets	898,801			908,943			255,322

Total average assets	$11,596,478			$11,463,375			$8,642,452

LIABILITIES and EQUITY:
Deposits:
Transaction	$1,396,067	577	0.16%	$1,379,952	780	0.23%	$1,108,313	438	0.16%
Savings	2,140,219	18,968	3.52%	2,088,620	18,247	3.50%	1,557,175	13,085	3.33%
Time deposits	4,088,063	51,944	5.04%	4,061,162	51,639	5.10%	3,215,319	38,130	4.70%

Total deposits	7,624,349	71,489	3.72%	7,529,734	70,666	3.76%	5,880,807	51,653	3.48%
Borrowings	2,640,580	34,765	5.22%	2,623,002	34,355	5.25%	2,111,071	26,522	4.98%

Total interest-bearing liabilities	10,264,929	106,254	4.11%	10,152,736	105,021	4.15%	7,991,878	78,175	3.88%

Noninterest-bearing liabilities	195,663			183,529			76,789

Total average liabilities	10,460,592			10,336,265			8,068,667
Total average shareholders’ equity	1,135,886			1,127,110			573,785

Total average liabilities and equity	$11,596,478			$11,463,375			$8,642,452

Tax equivalent net interest income and spread		$94,507	3.34%		$89,773	3.25%		$70,578	3.16%

Tax equivalent net interest margin			3.50%			3.41%			3.34%

Sterling Financial Corporation
EXHIBIT A- RECONCILIATION SCHEDULE

	Three Months Ended			Nine Months Ended
	Sept 30,	June 30,	Sept 30,	Sept 30,	Sept 30,
(in thousands, unaudited)	2007	2007	2006	2007	2006
CORE EARNINGS: (1)
Net income as reported	$26,530	$26,981	$19,339	$76,432	$51,686
Add back: merger and acquisition costs, net of tax	165	260	120	1,186	120
Add back: other nonrecurring costs, net of tax	0	458	128	458	128

Core earnings	$26,695	$27,699	$19,587	$78,076	$51,934

CORE EARNINGS PER SHARE - BASIC: (1)
Earnings per share — basic, as reported	$0.52	$0.53	$0.52	$1.55	$1.45
Add back: merger and acquisition costs, net of tax	0.00	0.00	0.00	0.03	0.00
Add back: other nonrecurring costs, net of tax	0.00	0.01	0.01	0.01	0.01

Core earnings per share — basic	$0.52	$0.54	$0.53	$1.59	$1.46

CORE EARNINGS PER SHARE - DILUTED: (1)
Earnings per share — diluted, as reported	$0.51	$0.52	$0.52	$1.54	$1.44
Add back: merger and acquisition costs, net of tax	0.01	0.01	0.00	0.02	0.00
Add back: other nonrecurring costs, net of tax	0.00	0.01	0.01	0.01	0.00

Core earnings per share — diluted	$0.52	$0.54	$0.53	$1.57	$1.44

RETURN ON AVERAGE ASSETS, CORE: (1)
Return on average assets, as reported	0.91%	0.94%	0.89%	0.93%	0.85%
Add back: merger and acquisition costs, net of tax	0.00%	0.01%	0.00%	0.01%	0.00%
Add back: other nonrecurring costs, net of tax	0.00%	0.02%	0.01%	0.01%	0.00%

Return on average assets, core	0.91%	0.97%	0.90%	0.95%	0.85%

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE: (1)
Return on average shareholders’ equity, as reported	9.3%	9.6%	13.4%	9.7%	12.9%
Add back: merger and acquisition costs, net of tax	0.0%	0.1%	0.0%	0.2%	0.0%
Add back: other nonrecurring costs, net of tax	0.0%	0.2%	0.1%	0.0%	0.1%

Return on average shareholders’ equity, core	9.3%	9.9%	13.5%	9.9%	13.0%

OPERATING EFFICIENCY RATIO, CORE: (1)
Operating efficiency ratio, as reported	62.9%	61.4%	62.5%	62.4%	61.9%
Subtract: merger and acquisition costs	(0.2%)	(0.4%)	(0.2%)	(0.6%)	(0.1%)
Subtract: other nonrecurring costs	0.0%	(0.6%)	(0.2%)	(0.2%)	(0.1%)

Operating efficiency ratio, core	62.7%	60.4%	62.1%	61.6%	61.7%

(1)	Core earnings per share excludes net securities gains (losses), merger and acquisition costs, and other nonrecurring costs, net of related income taxes. Core earnings is a non-GAAP financial measure. Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.